Exhibit 24.1

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director of Apple Inc., a California corporation (the “Company”), hereby constitutes and appoints the Senior Vice President, General Counsel and Secretary of the Company, and the Senior Vice President, Chief Financial Officer of the Company, and each of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact and agents to execute and file, or caused to be filed, with the Securities and Exchange Commission (the “Commission”) Registration Statements on Form S-8 relating to the Company’s common stock, no par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 25th day of May, 2011.

/s/ William Campbell	/s/ Andrea Jung
William Campbell	Andrea Jung

/s/ Millard S. Drexler	/s/ Arthur D. Levinson
Millard S. Drexler	Arthur D. Levinson

/s/ Albert A. Gore, Jr.	/s/ Ronald D. Sugar
Albert A. Gore, Jr.	Ronald D. Sugar

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director of Apple Inc., a California corporation (the “Company”), hereby constitutes and appoints the Senior Vice President, General Counsel and Secretary of the Company, and the Senior Vice President, Chief Financial Officer of the Company, and each of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact and agents to execute and file, or caused to be filed, with the Securities and Exchange Commission (the “Commission”) Registration Statements on Form S-8 relating to the Company’s common stock, no par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned have executed this Power of Attorney this 27th day of October, 2011.

/s/ Timothy D. Cook
Timothy D. Cook

POWER OF ATTORNEY

KNOWN ALL MEN BY THESE PRESENTS, that the undersigned director of Apple Inc., a California corporation (the “Company”), hereby constitutes and appoints the Senior Vice President, General Counsel and Secretary of the Company, and the Senior Vice President, Chief Financial Officer of the Company, and each of them, with full power of substitution and resubstitution, his or her true and lawful attorneys-in-fact and agents to execute and file, or caused to be filed, with the Securities and Exchange Commission (the “Commission”) Registration Statements on Form S-8 relating to the Company’s common stock, no par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, granting unto said attorney-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully for all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof. This Power of Attorney shall remain in full force and effect until revoked by the undersigned in a signed writing delivered to the foregoing attorney-in-fact or superseded by a new power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned has executed this Power of Attorney this 19th day of January, 2012.

/s/ Robert A. Iger

Robert A. Iger

SUBSTITUTE POWER OF ATTORNEY

Under the terms of the Powers of Attorney dated May 25, 2011, October 27, 2011 and January 19, 2012, the undersigned Senior Vice President, General Counsel and Secretary of Apple Inc., a California corporation (the “Company”), was appointed by each director of the Company, with full power of substitution and resubstitution, his or her true and lawful attorney-in-fact and agent to execute and file, or caused to be filed, with the Securities and Exchange Commission (the “Commission”) Registration Statements on Form S-8 relating to the Company’s common stock, no par value, offered under various compensation and benefit plans of the Company and its subsidiaries and affiliates, any and all amendments thereto (including post-effective amendments), and all matters required by the Commission in connection with such registration under the Securities Act of 1933, as amended, with full power and authority to do and perform each and every act and thing requisite and necessary to be done as fully for all intents and purposes as he or she might or could do in person. In accordance with the authority granted under such Powers of Attorney, including the power of substitution, the undersigned hereby appoints Gene D. Levoff, Director, Corporate Law, as substitute attorney-in-fact, on behalf of each director of the Company, to exercise and execute all of the powers granted or conferred in the original Powers of Attorney. By his signature to this Substitute Power of Attorney, Gene D. Levoff, Director, Corporate Law, accepts such appointment and agrees to assume from the undersigned any and all duties and responsibilities attendant to his capacity as attorney-in-fact. This Substitute Power of Attorney shall remain in full force and effect until revoked by the undersigned Senior Vice President, General Counsel and Secretary in a signed writing delivered to the substitute attorney-in-fact or superseded by a new substitute power of attorney regarding the purposes outlined herein dated as of a later date.

IN WITNESS WHEREOF, the undersigned Senior Vice President, General Counsel and Secretary has executed this Substitute Power of Attorney this 24th day of October, 2012

/s/ D. Bruce Sewell
Name: D. Bruce Sewell

Title: Senior Vice President, General Counsel and Secretary of Apple Inc. and

Attorney-in-Fact

I ACCEPT THIS APPOINTMENT AND SUBSTITUTION:

/s/ Gene D. Levoff
Name: Gene D. Levoff
Title: Director, Corporate Law